UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016 (October 3, 2016)

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on October 1, 2016, Coty Inc. (the “Company”) completed the merger of Green Acquisition Sub Inc., a wholly-owned subsidiary of the Company with and into Galleria Co. (“SplitCo”), with SplitCo continuing as the surviving corporation and a direct, wholly-owned subsidiary of the Company. This amendment to the Company’s Current Report on Form 8-K dated October 3, 2016 (the “Initial 8-K”) is being filed to provide the financial statements described in Item 9.01(a) below and to update the financial statements described in Item 9.01(b) below, which were previously incorporated by reference in the Initial 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited combined balance sheets of P&G Beauty Brands as of June 30, 2016 and 2015, the audited combined statements of income and comprehensive income/(loss) of P&G Beauty Brands for the years ended June 30, 2016, 2015 and 2014 and the audited combined statements of cash flows of P&G Beauty Brands for the years ended June 30, 2016, 2015 and 2014 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited condensed combined pro forma balance sheet information of the Company and its subsidiaries as of June 30, 2016 and the unaudited condensed combined pro forma statement of operations of the Company and its subsidiaries for the year ended June 30, 2016 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited combined financial statements of P&G Beauty Brands as of June 30, 2016 and 2015 and for the years ended June 30, 2016, 2015 and 2014

99.2	Unaudited condensed combined pro forma financial statements of Coty Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(REGISTRANT)

Date: November 9, 2016	By:	/s/ Patrice de Talhouët
	Name:	Patrice de Talhouët
	Title:	Chief Financial Officer

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited combined financial statements of P&G Beauty Brands as of June 30, 2016 and 2015 and for the years ended June 30, 2016, 2015 and 2014

99.2	Unaudited condensed combined pro forma financial statements of Coty Inc.